HI-RISE RECYCLING SYSTEMS, INC.

                             SUBSCRIPTION AGREEMENT

SUBSCRIBER:

SECURITIES SUBSCRIBED FOR:   ___ shares of Series B Convertible Preferred
                             Stock, $.01 par value, at $10,000 per share and Warrant to purchase _______ shares of Common Stock, par value $.01 per share.

AGGREGATE PURCHASE PRICE:    $_________

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         SUBSCRIPTION AGREEMENT, dated as of ___________, 1997, by and between
Hi-Rise Recycling Systems, Inc., a Florida corporation (the "Company"), and the undersigned subscriber.

                              W I T N E S S E T H:

         The Company desires to sell to certain investors an aggregate of 200 shares of the Company's Series B Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock"), at a purchase price of $10,000 per share, having the rights and preferences set forth in the Certificate of Designation attached hereto as EXHIBIT A (the "Certificate of Designation"), and a common stock purchase warrant (the "Warrant") in the form attached hereto as EXHIBIT B evidencing the right to acquire shares of the Company's Common Stock, par value $.01 per share ("Common Stock"). The Preferred Stock and the Warrant are sometimes referred to collectively herein as the "Securities."

         The Company is described in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, Quarterly Report on Form 10-QSB for the quarter ended March 31, 1997 and Current Report on Form 8-K dated February 3, 1997 (collectively, the "Reports") filed with the Securities and Exchange Commission (the "Commission").

         NOW, THEREFORE, the parties hereto agree as follows:

         1. SUBSCRIPTION AND PAYMENT. Subject to the terms and conditions herein set forth, the undersigned (the "Investor") hereby subscribes for the number of shares of Preferred Stock and the Warrant set forth above. The Investor acknowledges that this subscription shall not be effective until accepted by the Company.

         The Investor agrees to deliver to the Company at the Closing (as defined below) by wire transfer to an account designated by the Company the aggregate purchase price of $________, payable in immediately available funds, for the Securities subscribed for hereby.

         2. CLOSING.

         The closing (the "Closing") of the purchase and sale of the Securities subscribed for hereby (the "Offering") shall occur on _______, 1997 or the earliest date thereafter on which the closing conditions specified in Sections 7 and 8 of this Agreement shall have been satisfied or waived (any such date, the "Closing Date"); provided, however, that if the Closing has not occurred by ___ __, 1997, then this Agreement shall terminate and the Closing shall not take place. At the Closing, the Company will deliver to the Investor: (i) one executed copy of this Agreement, (ii) a stock certificate representing the Investor's ownership of the Preferred Stock subscribed for hereby, (iii) an executed Registration Rights Agreement in the form attached hereto as EXHIBIT C (the "Registration Rights Agreement"); (iv) an executed Warrant, and (v) such other certificates, instruments, opinions and documents as are otherwise set forth herein or contemplated hereby.

         3. TERMINATION OF OFFERING. The Investor understands and agrees that it will not be entitled to exercise the rights of a shareholder of the Company until an appropriate certificate representing the Preferred Stock for which it has subscribed has been issued to it on the day of the Closing. If (a) the Company shall have reasonably determined that an event has occurred or a condition exists which could materially and adversely affect the business or proposed business of the Company and that such possibility warrants termination of the Offering, (b) the conditions to the Closing of the Offering are not satisfied or (c) the Company elects to terminate the Offering, the Offering will be terminated, and the Company will not issue the Preferred Stock and the Company will not be entitled to payment of the purchase price for the Preferred Stock.

         4. REPRESENTATIONS AND WARRANTIES BY INVESTOR.

         The Investor hereby represents and warrants to the Company that:

                  (a) it is an "accredited investor" as that term is defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Act");

                  (b) it has the requisite knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company;

                  (c) it has received and read the Reports and has evaluated the risks of investing in the Company;

                  (d) it has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering and to obtain additional information necessary to verify the accuracy of the information contained in the Reports or such other information as it desired in order to evaluate its investment;

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

                  (e) in making its decision to purchase the Securities herein subscribed for, it has relied solely upon the Reports, the representations, warranties, agreements, undertakings and acknowledgments of the Company in this Subscription Agreement and independent investigations made by it;

                  (f) it understands that an investment in the Company involves certain risks and it has taken full cognizance of and understands such risks, including those set forth in the Reports;

                  (g) it understands that none of the Preferred Stock, the Warrant, the shares of Common Stock into which the Preferred Stock is convertible and the shares of Common Stock for which the Warrant is exercisable has been registered under the Act, and agrees that the Preferred Stock, the Warrant and the Common Stock may not be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of except in compliance with the Act and subject to the terms of this Subscription Agreement;

                  (h) it understands that no federal or state agency has made any finding or determination as to the fairness for investment in, or any recommendation or endorsement of, the Preferred Stock;

                  (i) the Securities herein subscribed for are being acquired by it in good faith solely for its own account, for investment purposes and not with a view to subdivision, distribution or resale. It will not sell or otherwise dispose of any shares of the Preferred Stock or Common Stock or the Warrant, as the case may be, unless:

                           (i) it shall have advised the Company in writing that it intends to dispose of such shares of Preferred Stock or Common Stock or the Warrant, as the case may be, in a manner to be described in such advice, and counsel reasonably acceptable to the Company and its counsel shall have delivered to the Company an opinion reasonably acceptable to the Company and its counsel that registration is not required under the Act or under any applicable securities laws of any jurisdiction; or

                           (ii) a registration statement on an appropriate form under the Act, or a post-effective amendment to such registration statement, covering the proposed sale or other disposition of such shares of Preferred Stock or Common Stock, as the case may be, shall be in effect under the Act and such shares of Preferred Stock or Common Stock or the proposed sale or other disposition thereof shall have been registered or qualified under applicable securities laws of any jurisdiction.

         The Investor acknowledges and agrees that the certificates representing the Preferred Stock and the Common Stock shall bear the following legend (unless subsequently registered under the Act):

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933 and may not be sold, exchanged, hypothecated or transferred in any manner except in compliance with such Act and that certain Subscription Agreement dated as of _______, 1997 between the Corporation and _________________________.

         The Investor also acknowledges that the Company may place a stop transfer order against transfer of the Preferred Stock and the Common Stock, if necessary in the Company's reasonable judgment in order to assure compliance by the Investor with the terms of this Agreement.

         If the Investor is located in the Commonwealth of Pennsylvania, the Investor further acknowledges and agrees that such Investor cannot sell the Preferred Stock for a period of twelve (12) months from the date of purchase thereof except as permitted by the Pennsylvania Securities Act of 1972.

         If the Investor is a partnership, corporation, trust or other entity, the Investor represents and warrants that (i) the individual executing this Agreement has appropriate authority to act on behalf of the Investor and (ii) the Investor was not specifically formed to acquire the Preferred Stock subscribed for hereby. If the Investor is a partnership, the Investor further represents that the funds to make this investment were not derived from additional capital contributions of the partners of such partnership made solely for the purpose of enabling such partnership to purchase the Securities and that such partnership was not formed solely for the purpose of enabling such partnership to purchase the Securities. This Agreement has been duly executed and delivered by or on behalf of the Investor and constitutes the valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms.

         The Investor understands that the Securities are being offered and sold, and the shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrant are being offered, to it in reliance on specific exemptions from the registration requirements of the Act and that the Company is relying on the foregoing representations, warranties, agreements, undertakings and acknowledgments in determining the availability of such exemptions and the Investor's suitability as a purchaser of the Securities.

         5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Investor that:

                  (a) The Company has duly filed with the Commission all reports required to be filed by it by the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company has furnished to the Investor a true and correct copy of each Report. Except as specifically referred to in Section 5(i) below, each Report did not, as of the date on which it was signed, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (b) The financial statements (including the related notes) of the Company included in the Reports present fairly the financial position of the Company as of the dates indicated and its results of operations for the periods specified therein. All such financial statements have been prepared in accordance with generally accepted accounting principles on a basis consistently applied.

                  (c) Except as disclosed in the Reports, the Company does not have any subsidiaries. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of organization, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Reports, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary for the conduct of its business as described in the Reports except where the failure to be so qualified would not have a material adverse effect on the Company.

                  (d) The authorized capital stock of the Company consists of
(i) 1,000,000 shares of Preferred Stock, par value $.01 per share, of which 100 shares are issued and outstanding, and (ii) 10,000,000 shares of Common Stock, par value $.01 per share, of which 6,318,532 shares are issued and outstanding. At June 20, 1997, there were outstanding options and warrants exercisable for a total of 1,534,517 shares of Common Stock. The Company has all requisite power and authority to issue, sell and deliver the Preferred Stock and the Warrant in accordance with and upon the terms and conditions set forth in this Agreement and the Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrant; and all corporate action required to be taken by the Company for the due and proper authorization, issuance, sale and delivery of the Securities and Common Stock has been validly and sufficiently taken. The outstanding shares of Common Stock are, and the shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrant in accordance with their respective terms will be, when issued, duly authorized, validly issued, fully paid and nonassessable.

                  (e) Except as set forth in this Agreement, or as described in the Reports, subsequent to the respective dates as of which information is given in the Reports, the Company has not incurred any material liability or obligation, direct or contingent, or entered into any material transaction, whether or not in the ordinary course of business, and there has not been any material change on a consolidated basis in the capital stock, or any material increase in the short-term debt or long-term debt, or any material adverse change in the condition (financial or other), business, key personnel, properties or results of operations of the Company.

                  (f) The Company is not in violation of its Articles of Incorporation or Bylaws or in default in the performance of any material obligation contained in any material agreement, indenture or other instrument. The performance by the Company of its obligations under this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of the Articles of Incorporation or Bylaws of the Company, or any material agreement, indenture or other instrument to which the Company is a party or by which it is bound, or (assuming the accuracy of the Investor's representations and warranties herein) any law, rule, administrative regulation or decree of any court or governmental authority having jurisdiction over the Company or its properties, or result in the creation or imposition of any material lien, charge, claim or encumbrance upon any property or asset of the Company. Except as required by the Act and applicable state securities or blue sky laws and except for the filing of the Certificate of Designation with the Secretary of State of the State of Florida, no consent, approval, authorization or order of any court or governmental authority is required in connection with the consummation of the transactions contemplated by this Agreement. The rights granted to the Investor hereunder do not in any way conflict with and are not inconsistent with any rights granted to the holders of the Company's securities or debt instruments.

                  (g) The Common Stock issuable upon conversion of the Preferred Stock and upon exercise of the Warrant, upon such issuance, will conform to the description thereof contained in the Reports. There are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's Articles of Incorporation or Bylaws or any agreement or other instrument to which the Company is a party. Neither the Offering nor the sale of the Preferred Stock or the Warrant as contemplated in this Agreement gives rise to any rights, other than those which have been waived, for or relating to the registration of any shares of Common Stock (other than as provided in Section 9 of this Agreement).

                  (h) The Company has full right, power and authority to enter into this Agreement and this Agreement has been duly authorized, executed and delivered by the Company and (assuming the accuracy of the Investor's representations and warranties herein) constitutes the legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

                  (i) Except as otherwise stated in the Reports, (A) the Company has good and marketable title (in fee simple, in the case of real property), free and clear of all liens and encumbrances, to all of the material real and personal property described in the Reports as being owned by it, except for liens on the assets acquired from Wilkinson Company, Inc., which liens were granted to Ocean Bank, N.A. to secure loans to the Company the proceeds of which were used to acquire such assets, and except for any liens and encumbrances which are not material in the aggregate and do not materially interfere with the conduct of the business of the Company, and (B) has valid leases to the material real property described in the Reports as under lease to it with such exceptions as do not materially interfere with the conduct of the business of the Company.

                  (j) Except as set forth in the Reports, there are no actions, suits or proceedings pending before or by any court or governmental agency or authority, or any arbitrator, which seek to restrain or prohibit the consummation of the transactions contemplated hereby or which might reasonably be expected to result in any material adverse change in the condition (financial or other), business or results of operations of the Company and, to the best of the Company's knowledge, no such action, suit or proceeding has been threatened.

                  (k) The Company is not in violation of any law, ordinance, governmental rule or regulation or court decree to which it may be subject and the Company has not failed to obtain any license, permit, franchise or other governmental authorization necessary to the ownership of its property or to the conduct of its business, which violation or failure to obtain is likely to have a material adverse effect on the condition (financial or other), business or results of operations of the Company.

                  (l) Neither the Company nor any of its officers, directors, agents or employees has, either directly or through an agent, sold or offered for sale or solicited offers to subscribe for or buy, or approached potential investors for or otherwise negotiated in respect of the Securities, other than with the Investor and other "accredited investors", and neither the Company nor any of its officers, directors, agents or employees has, either directly or through an agent, participated in the organization or management of any entity or has engaged or proposes during any time after the Closing to engage in any other activity, in a manner or under circumstances that would jeopardize the status of the Offering as an exempted transaction under the Act or under the laws of any state in which it is represented by the Company that the Offering may be made.

                  (m) No person [other than LBC Capital Resources, Inc.] is entitled to receive any commission, fee or compensation from the Company for services rendered on behalf of the Company as placement agent or lender in connection with the offer or sale of the Preferred Stock pursuant to the Offering. [All fees payable to LBC Capital Resources, Inc. for services rendered to the Company in connection with the Offering shall be paid by the Company.]

         6. COVENANTS OF THE COMPANY.

         The Company covenants with the Investor that:

                  (a) The Company will apply the net proceeds from the sale of the Securities to working capital and other general corporate purposes and possible acquisitions.

                  (b) The Company will, so long as the Investor shall be the holder of Preferred Stock or Common Stock, furnish to the Investor, as soon as practicable after the end of each fiscal year, an annual report with respect to such year (including financial statements audited by independent public accountants) and, as soon as practicable after the end of each quarterly period (other than the last quarterly period) of each fiscal year, a statement (which need not be audited) of the results of operations of the Company for such period, and, to the extent not otherwise furnished, promptly upon the filing thereof, copies of all reports filed by the Company with the Commission pursuant to the Exchange Act.

                  (c) So long as the Investor shall be the holder of Preferred Stock, the Company will permit any person designated by the Investor in writing, at the sole expense of the Investor, to visit and inspect any of the properties and books of account of the Company and to discuss its affairs, finances and accounts with the principal officers of the Company, all at such reasonable times and at such reasonable intervals as the Investor may reasonably request; provided, that the Company shall not be required to reveal trade secrets or information not reasonably pertinent to an evaluation of the credit of the Company or compliance with this

Agreement. The Investor agrees to maintain the confidentiality of, and not to disclose to any person, any nonpublic information concerning the Company.

                  (d) The Company shall at all times keep in reserve the number of shares of its Common Stock issuable from time to time upon the conversion of all the outstanding Preferred Stock and the exercise of the Warrant.

                  (e) So long as the Investor shall be the holder of Preferred Stock, the Investor shall have the right to designate one person to be an "observer" with respect to all deliberations of the Company's Board of Directors provided that the Investor and such observer agree to maintain the confidentiality of, and not to disclose to any person, any nonpublic information concerning the Company and acknowledge that they will be unable to trade in the Company's securities while in possession of nonpublic information. The observer shall be entitled to notice of, and the right to attend or otherwise participate in all Board meetings, and shall be entitled to participate in the discussion at any such meeting, but shall not have the right to cast a vote on any matter. The Company shall reimburse the observer for his/her reasonable expenses incurred in connection with attendance at all meetings attended by the observer.

                  (f) The Company undertakes to notify each Investor promptly of any material change in any representation, warranty or other information relating to the Company set forth herein which occurs prior to the Closing.

                  (g) Neither the Company nor any of its officers, directors or employees will engage in any activity that would jeopardize the status of the Offering as an exempt transaction under the Act or under the laws of any state in which the offering is made.

                  (h) The Company acknowledges that the representations, warranties, agreements, undertakings and acknowledgments are made by the Company with the intent that they be relied upon by each Investor in determining whether to subscribe for the Securities.

         7. CONDITIONS OF INVESTOR OBLIGATIONS.

         The Investor's obligations under this Agreement are subject to the accuracy of the representations and warranties of the Company made in Section 5 hereof in all material respects, to the performance by the Company of its other obligations under this Agreement to be performed at or prior to the Closing and to the following further conditions:

                  (a) At the Closing, the Investor shall have received the favorable opinion of counsel to the Company, dated the Closing Date and in form and substance reasonably satisfactory to the Investor, to the effect that:

                           (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of organization, with full corporate power and authority to own its properties and conduct its business as described in the Reports, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the location of the properties owned or leased by it, as known by such counsel, makes such qualification necessary except where the failure to be so qualified would not have a material adverse effect on the Company.

                           (ii) The authorized capital stock of the Company consists of 1,000,000 shares of preferred stock, par value $.01 per share, and 10,000,000 shares of Common Stock, par value $.01 per share. The Company has all requisite corporate power and authority to issue, sell and deliver the Preferred Stock and the Warrant in accordance with and upon the terms and conditions set forth in this Agreement; and all corporate action required to be taken by the Company for the due and proper authorization, issuance, sale and delivery of the Preferred Stock and the Warrant has been validly and sufficiently taken. Upon payment by the Investor at the Closing of the purchase price for the Securities subscribed for hereby, the Preferred Stock, the Common Stock issuable upon conversion thereof and upon exercise of the Warrant, upon issuance and delivery in the manner described in the Certificate of Designation and the Warrant, respectively, will be duly authorized, validly issued, fully paid and nonassessable. The Certificate of Designation, in the form attached hereto, has been duly filed with the Secretary of State of the State of Florida and the resolutions contained therein have been duly adopted by the Board of Directors of the Company. There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's Articles of Incorporation, By-laws or any agreement or other instrument known to such counsel to which the Company is a party.

                           (iii) The execution and delivery of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby do not result in a violation of, or constitute a default under, the Articles of Incorporation or Bylaws of the Company, or any material agreement, indenture or other instrument known to such counsel to which the Company is a party or by which it may be bound, or to which any property of the Company is subject, nor will the performance by the Company of its obligations hereunder violate any law, rule, administrative regulation or decree known to such counsel of any court, or any governmental agency or authority having jurisdiction over the Company or its properties, or, to the knowledge of such counsel, result in the creation or imposition of any material lien, charge, claim or encumbrance upon any property or asset of the Company. No consent, approval, authorization or other order of any court, governmental agency or authority is required in connection with the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement, except such as have been obtained or as are contemplated hereunder.

                           (iv) The Company has full legal right, power and authority to enter into this Agreement and the Registration Rights Agreement. This Agreement and the Registration Rights Agreement have been validly authorized, executed and delivered by the Company and constitute legal, valid and binding agreements of the Company, enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto (provided that no opinion need be expressed with respect to the application of equitable principles in any proceeding, whether at law or in equity).

         In expressing such opinion, such counsel may state (i) that, as to questions of fact not independently established by such counsel, such counsel has relied on certificates of the Company or its officers and of public officials, (ii) that such opinion is limited to the laws of the State of Florida and the laws of the United States, and that such counsel has assumed that the laws of the Commonwealth of Pennsylvania are the same as the laws of the State of Florida, and (iii) that, when reference is made in such opinion to "knowledge" or to what is "known" to such counsel, such reference means the actual knowledge of only those attorneys who have given substantive attention to the representation of the Company and the preparation and negotiation of this Agreement and the Certificate of Designation attached hereto.

                  (b) At the Closing the Investor shall have received a certificate, dated the date thereof and signed by the Chief Operating Officer and Chief Financial Officer of the Company to the effect that:

                           (i) The representations and warranties of the Company in this Agreement are true and correct in all material respects, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) The signer of said certificate has carefully examined the Reports and after giving effect to all amendments or supplements thereto, on the Closing Date, except as specifically set forth in this Subscription Agreement, no such Report includes any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                           (iii) The Certificates of Designation shall have been duly filed with the Secretary of State of the State of Florida.

         If any of the conditions specified in this Section 7 have not been fulfilled in all material respects when and as required by this Agreement to be fulfilled, the Investor may cancel this Agreement and all its obligations under this Agreement by notifying the Company of such cancellation in writing or by telegram or by facsimile at any time at or before the Closing and any such cancellation will be without liability or obligation of any party to any other party (except in the case of willful breach).

         8. CONDITIONS OF OBLIGATIONS OF THE COMPANY.

         The obligations of the Company under this Agreement are subject to the accuracy of the representations and warranties of the Investor made in Section 4 hereof in all material respects, and to the performance by the Investor of its other obligations under this Agreement to be performed at or prior to the Closing.

         If any of the conditions specified in this Section 8 have not been fulfilled in all material respects when and as required by this Agreement to be fulfilled, the Company may cancel this Agreement and all its obligations under this Agreement by notifying the Investor of such cancellation in writing or by telegram at any time at or before the Closing and any such cancellation will be without liability or obligation of any party to any other party (except in the case of willful breach).

         9. RULE 144.

         The Company covenants that it will file the reports required to be filed by it under the Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if it ceases to be required to file such reports, it will, upon the request of the Investor, make publicly available other information that fulfills the information requirements set forth in Rule 144 (c) (2)), and it will take such further action as the Investor may reasonably request, all to the extent required from time to time to enable the Investor to sell the Common Stock without registration under the Act within the limitation of the exemptions provided by (a) Rule 144 under the Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the commission. Upon the request of the Investor, the Company will deliver to it a written statement as to whether the Company has complied with such information disclosure and other requirements.

         10. EXPENSES.

         Each party hereto shall bear its own legal and other expenses incurred in connection with this Offering.

         11. NOTICES.

                  (a) Any notice required to be given or delivered to the Investor shall be mailed first class, postage prepaid, return receipt requested, to such Investor's address shown on the signature page hereof.

                  (b) Any notice required to be given or delivered to the Company shall be mailed first class, postage prepaid, return receipt requested, to:

                      Hi-Rise Recycling Systems, Inc.
                      16255 N.W. 54th Avenue
                      Miami, FL 33014
                      Attn: President

         12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties and agreements hereunder shall survive execution of this Agreement and delivery of the Securities.

         13. GOVERNING LAW. This Agreement and the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts made and to be performed wholly within that State.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the date first above written.

                                 INVESTOR:



                                 ______________________________________________
                                 Name of Subscriber
                                 [Please Print]

                                 By: __________________________________________
                                     Authorized Signatory

                                 ______________________________________________
                                 Name and Title of
                                   Authorized Signatory
                                   [Please Print]

                                 Address:

                                 ______________________________________________

                                 ______________________________________________

                                 ______________________________________________

                                 Tax Identification Number:  __________

The terms of the foregoing including the subscription described therein are agreed to and accepted on this _______, 1997:

HI-RISE RECYCLING SYSTEMS, INC.

By:
    ----------------------------------
    Title:

                                                                   EXHIBIT A



                                      FORM

                                       of

                              ARTICLES OF AMENDMENT

                           CERTIFICATE OF DESIGNATION

                                       of

                      SERIES B CONVERTIBLE PREFERRED STOCK

                                       of

                         HI-RISE RECYCLING SYSTEMS, INC.

                      (Pursuant to Section 607.0602 of the
                        Florida Business Corporation Act)

                      ------------------------------------


                  Hi-Rise Recycling Systems, Inc., a corporation organized and existing under the Business Corporation Act of the State of Florida (hereinafter called the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section
607.0602 of the Business Corporation Act at a meeting duly called and held on May 7, 1997:

                  RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the "Board of Directors" or the "Board") in accordance with the provisions of the Articles of Incorporation of the Corporation, the Board of Directors hereby creates a series of Preferred Stock, par value $.01 per share (the "Preferred Stock"), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

                  Series B Convertible Preferred Stock:

                  Section 1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as "Series B Convertible Preferred Stock" (the "Series B Preferred Stock") and the number of shares constituting the Series B Preferred Stock shall be 200. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series B Preferred Stock.

                  Section 2. RANK. The Series B Preferred Stock shall rank: (i) prior to all of the Corporation's Common Stock, par value $.01 per share (the "Common Stock"); and (ii) prior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms junior to any Series B Preferred Stock of whatever subdivision (collectively, with the Common Stock, "Junior Securities"), in each case as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary. So long as any shares of Series B Preferred Stock shall be outstanding, the Corporation shall not authorize or issue shares of any other class or series of stock ranking prior to the Series B Preferred Stock or any shares of any other class or series of stock ranking on parity with the Series B Preferred Stock ("Parity Securities"), in each case in the distribution of assets of the Corporation on any liquidation, dissolution or winding-up of the Corporation without first obtaining the consent or approval of the holders of all the outstanding shares of Series B Preferred Stock.

                  Section 3. DIVIDENDS AND DISTRIBUTIONS. The Series B Preferred Stock shall bear no dividends and the holders of the Series B Preferred Stock shall not be entitled to dividends on the Series B Preferred Stock.

                  Section 4. VOTING RIGHTS. Except as otherwise provided by the Florida Business Corporation Act, the holders of shares of Series B Preferred Stock shall have no voting rights whatsoever, and no holder of shares of Series B Preferred Stock shall be entitled to vote or otherwise participate in any proceeding in which actions shall be taken by the Corporation or the shareholders thereof or be entitled to notification as to any meeting of the Board of Directors or the shareholders.

                  To the extent that under Florida law the vote of the holders of shares of Series B Preferred Stock, voting separately as a class, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the outstanding shares of the Series B Preferred Stock shall constitute the approval of such action by the class. To the extent that under Florida law the holders of shares of Series B Preferred Stock are entitled to vote on a matter with holders of shares of Common Stock, voting together as one class, each share of Series B Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible using the record date for the taking of such vote of shareholders as the date as of which the Conversion Price (as hereinafter defined) is calculated. Holders of shares of Series B Preferred Stock shall be entitled to notice of all shareholder meetings or written consents with respect to which they would be entitled to vote, which notice shall be provided pursuant to the Corporation's by-laws and applicable law.

                  Section 5. CONVERSION. The holders of shares of Series B Preferred Stock shall have conversion rights as follows:

                  (a) OPTIONAL CONVERSION. Each holder of a share of Series B Preferred Stock shall have the right, at any time, at the office of the Corporation or any transfer agent for the Series B Preferred Stock, to convert such share of Series B Preferred Stock into that number of fully paid and nonassessable shares of Common Stock calculated in accordance with the following formula (the number of shares of Common Stock into which a share of Series B Preferred Stock may be converted is hereinafter referred to as the "Conversion Rate"):

Number of shares issuable upon conversion of one share of Series B Preferred
Stock

                          = (.08)(N/365)(10,000)+10,000
                            ---------------------------
                                Conversion Price

where,

                  N = the number of days between (i) the date (the "Closing Date") of the receipt by the Company of funds representing full payment of the purchase price for the shares of Series B Preferred Stock for which conversion is being elected and (ii) the applicable date of conversion for the shares of Series B Preferred Stock for which conversion is being elected, and

                  Conversion Price = $2.25

                  (b) MECHANICS OF CONVERSION. In order to convert shares of Series B Preferred Stock into shares of Common Stock, the holder of shares of Series B Preferred Stock shall (i) fax a copy of the fully executed notice of conversion in the form attached hereto ("Notice of Conversion") to the Corporation at its principal office and to the transfer agent for the Common Stock that such holder elects to convert the same, which notice shall specify the number of shares of Series B Preferred Stock to be converted and shall contain a calculation of the Conversion Rate (together with a copy of the first page of each certificate to be converted) prior to 5:00 p.m., New York City time (the "Conversion Notice Deadline") on the date of conversion specified on the Notice of Conversion and (ii) surrender the original certificate or certificates for the shares of Series B Preferred Stock to be converted, duly endorsed, and deliver the original Notice of Conversion by either overnight courier or two-day courier, to the principal office of the Corporation or the office of the transfer agent for the Common Stock; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series B Preferred Stock are delivered to the Corporation or its transfer agent as provided above. Upon receipt by the Corporation of evidence of the loss, theft, destruction or mutilation of any certificate representing shares of Series B Preferred Stock, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Corporation, and upon surrender and cancellation of any certificate representing shares of Series B Preferred Stock, if mutilated, the Corporation shall execute and deliver a new certificate of like tenor and date. No fractional shares of Common Stock shall be issued upon conversion of the Series B Preferred Stock. In lieu of any fractional share to which the holder of shares of Series B Preferred Stock would otherwise be entitled, the Corporation shall pay cash to such holder in an amount equal to such fraction multiplied by the Conversion Price then in effect. In the case of a dispute as to the calculation of the Conversion Rate, the Corporation's calculation shall be deemed conclusive absent manifest error.

                  The Corporation shall use all reasonable efforts to issue and deliver within seven (7) business days after delivery to the Corporation of such certificates, or after such agreement and indemnification, to such holder of Series B Preferred Stock at the address of the holder on the books of the Corporation, a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled as aforesaid. The date on which conversion occurs (the "Date of Conversion") shall be deemed to be the date set forth in such Notice of Conversion, provided (i) that the advance copy of the Notice of Conversion is faxed to the Corporation before 5:00 p.m., New York City time, on the Date of Conversion, and (ii) that the original stock certificates representing the shares of Series B Preferred Stock to be converted are received by the Corporation or the transfer agent within two (2) business days thereafter. The person or persons entitled to receive the shares of Series B Preferred Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. If the original certificates representing the shares of Series B Preferred Stock to be converted are not received by the Corporation or the transfer agent within two (2) business days after the Date of Conversion or if the facsimile of the Notice of Conversion is not received by the Corporation or its transfer agent prior to the Conversion Notice Deadline, the Notice of Conversion, at the Corporation's option, may be declared null and void.

                  Following any conversion of shares of Series B Preferred Stock, such shares of Series B Preferred Stock shall no longer be outstanding.

                  (c) RESERVATION OF SHARES. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, the Corporation will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                  (d) ADJUSTMENTS TO CONVERSION PRICE. (i) If the average closing bid price (the "Trading Price") of the Common Stock, as reported on the NASDAQ Small-Cap Market, during the three-month period commencing on the 270th day after the Initial Closing Date (as hereinafter defined) and ending on the 360th day after the Initial Closing Date is less than 135% of the then applicable Conversion Price, the Conversion Price shall be reduced to such price as shall equal the Trading Price divided by 1.35. For purposes hereof, the term "Initial Closing Date" shall mean the date of the initial issuance of shares of the Series B Preferred Stock.

                  (ii) If, prior to the conversion of all outstanding shares of Series B Preferred Stock, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend or other similar event, the Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares or other similar event, the Conversion Price shall be proportionately increased.

                  (iii) If, prior to the conversion of all outstanding shares of Series B Preferred Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event, as a result of which shares of Common Stock of the Corporation shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Corporation or another entity, then the holders of shares of Series B Preferred Stock shall thereafter have the right to purchase and receive upon conversion of Series B Preferred Stock, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such shares of stock and/or securities as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon the conversion of the Series B Preferred Stock held by such holders had such merger, consolidation, exchange of shares, recapitalization or reorganization not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holders of the Series B Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Series B Preferred Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof. The Corporation shall not effect any transaction described in this subsection 5(d) unless the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligation to deliver to the holders of the Series B Preferred Stock such shares of stock and/or securities as, in accordance with the foregoing provisions, the holders of the Series B Preferred Stock may be entitled to purchase.

                  Section 6. STATUS OF CONVERTED OR REACQUIRED SHARES. Any shares of Series B Preferred Stock converted into shares of Common Stock pursuant to Section 5 hereof or purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the conversion or acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Articles of Incorporation, or in any other Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

                  Section 7. LIQUIDATION, DISSOLUTION OR WINDING UP.

                  (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of shares of Series B Preferred Stock shall be entitled to receive, prior and in preference to any distribution to holders of Junior Securities but in parity which any distribution to holders of Parity Securities, an amount per share equal to $10,000. If upon the occurrence of such event, the assets and funds to be distributed among the holders of shares of Series B Preferred Stock and Parity Securities shall be insufficient to permit the payment to such holders of the full preferential amounts due to the holders of shares of Series B Preferred Stock and Parity Securities, respectively, then the entire assets and funds of the Corporation legally available for distribution shall be distributed among the holders of shares of Series B Preferred Stock and Parity Securities, pro rata, based on the respective liquidation amounts to which each such series of stock is entitled by the Corporation's Articles of Incorporation and any certificate of designation of preferences.

                  (b) Upon the completion of the distribution required by subsection 7(a) above, if assets remain in the Corporation, they shall be distributed to holders of Parity Securities (unless holders of Parity Securities have received distributions pursuant to subsection 7(a)) and Junior Securities in accordance with the Corporation's Articles of Incorporation, including any duly adopted certificate(s) of designation of preferences.

                  (c) A consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale, conveyance or disposition of all or substantially all of the assets of the Corporation or the effectuation by the Corporation of a transaction or series of related transactions in which more than 50% of the voting power of the Corporation is disposed of, shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this
Section 7.

                  Section 8. CONSOLIDATION, MERGER, ETC. In the event of a merger, reorganization, recapitalization or similar event of or with respect to the Corporation (a "Corporate Change") (other than a Corporate Change in which all or substantially all of the consideration received by the holders of the Corporation's equity securities upon such Corporate Change consists of cash or assets other than securities issued by the acquiring entity or any affiliate thereof), the Series B Preferred Stock shall be assumed by the acquiring entity and thereafter the Series B Preferred Stock shall be convertible into such class and type of securities as the holder of shares of Series B Preferred Stock would have received had such holder converted the Series B Preferred Stock immediately prior to such Corporate Change.

                  Section 9. NO REDEMPTION. The shares of Series B Preferred Stock shall not be redeemable.

                  Section 10. AMENDMENT. The Articles of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series B Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least a majority of the outstanding shares of Series B Preferred Stock, voting together as a single class.

                  Section 11. NOTICES. Written notice of each meeting of the shareholders of the Corporation shall be given by first-class mail not less than ten (10) days prior to such meeting to each holder of record of the Series B Preferred Stock to the address of such record holder shown on the Corporation's records.

                  IN WITNESS WHEREOF, this Articles of Amendment has been executed on behalf of the Corporation by its Chairman of the Board and attested by its Secretary this __________ day of June, 1997.



                                               ____________________________
                                                   Chairman of the Board

Attest:



____________________________
Secretary

                              NOTICE OF CONVERSION

                    (To be executed by the Registered Holder in order to Convert the Preferred Stock)

The undersigned hereby irrevocably elects to convert ______ shares of Series B Preferred Stock, represented by stock certificate No(s). ________________ (the "Preferred Stock Certificates") into shares of common stock ("Common Stock") of Hi-Rise Recycling Systems, Inc. (the "Company") according to the conditions of the Certificate of Designation of Series B Preferred Stock, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the holder for any conversion, except for transfer taxes, if any.

The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Series B Preferred Stock shall be made pursuant to registration of such shares of Common Stock under the Securities Act of 1933, as amended, or pursuant to an exemption from registration under such Act.

Conversion Calculations:                 -----------------------------------
                                         Date of Conversion

                                         -----------------------------------
                                         Applicable Conversion Price

                                         -----------------------------------
                                         Signature

                                         -----------------------------------
                                         Name

                                         Address:

                                         -----------------------------------

                                         -----------------------------------


*No shares of Common Stock will be issued until the original preferred Stock Certificate(s) to be converted and the Notice of Conversion are received by the Corporation's Transfer Agent. The original Stock Certificate(s) representing the Series B Preferred Stock to be converted and the Notice of Conversion must be received by the Corporation's Transfer Agent by the second business day following the Date of Conversion, or the Notice of Conversion, at the Corporation's option, may be declared null and void.

                                                                EXHIBIT B



THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.



_______, 1997

                         HI-RISE RECYCLING SYSTEMS, INC.

              (INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA)

          REDEEMABLE WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

NO. WR-__

         FOR VALUE RECEIVED, HI-RISE RECYCLING SYSTEMS, INC., a Florida corporation (the "Company"), hereby certifies that _________________________ or assigns (the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from the Company, up to ___________________ fully paid and non-assessable shares of Common Stock at a price of $2.25 per share (the "Exercise Price").

         The term "Common Stock" means the Common Stock, par value $.01 per share, of the Company as constituted on June 23, 1997 (the "Base Date"). The number of shares of Common Stock to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as "Warrant Stock." The term "Other Securities" means any other equity or debt securities that may be issued by the Company in addition thereto or in substitution for the Warrant Stock. The term "Company" means and includes the corporation named above as well as (i) any immediate or more remote successor corporation resulting from the merger or consolidation of such corporation (or any immediate or more remote successor corporation of such corporation) with another corporation, or (ii) any corporation to which such corporation (or any immediate or more remote successor corporation of such corporation) has transferred its property or assets as an entirety or substantially as an entirety.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

         The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

         1.       EXERCISE OF WARRANT.

                  1.1 CASH EXERCISE. This Warrant may be exercised, in whole or in part, at any time, or from time to time during the period commencing on the date hereof and expiring 5:00 p.m. Eastern Time on _______, 2002 (the "Expiration Date"), by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company) of the Exercise Price for the number of shares specified in such form and instruments of transfer, if appropriate, duly executed by the Holder or his or her duly authorized attorney. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant, together with the Exercise Price, at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant.

                  1.2 CASHLESS EXERCISE. This Warrant may be exchanged, in whole or in part (a "Warrant Exchange"), at any time, or from time to time, during the period commencing on the date hereof and ending on the Expiration Date, into the number of shares of Common Stock determined in accordance with this Section 1.2, by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, accompanied by a notice (a "Notice of Exchange") stating that this Warrant is being exchanged and the number of shares of Common Stock to be exchanged. In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the number of shares of Common Stock (rounded to the nearest whole number) equal to (i) the number of shares specified by the Holder in its Notice of Exchange (the "Total Number") less the number of shares equal to the quotient obtained by dividing (A) the product of the Total Number and the then applicable Exercise Price by (B) the then fair market value (determined as set forth below) per share of Common Stock. For purposes of this Section 1.2, the "fair market value" per share of Common Stock as of any date shall be the average of the closing bid prices of the Common Stock, as reported on the NASDAQ Small-Cap Market, during the five (5) trading days immediately preceding such date. If this Warrant should be exchanged in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant, together with a duly executed Notice of Exchange, at its office, or by the stock transfer agent of the Company at its office, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exchange, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exchange of this Warrant.

         2. RESERVATION OF SHARES. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Common Stock or other shares of capital stock of the Company (and Other Securities) from time to time receivable upon exercise of this Warrant. All such shares (and Other Securities) shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free of all preemptive rights.

         3. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but the Company shall pay the Holder an amount equal to the fair market value of such fractional share of Common Stock in lieu of each fraction of a share otherwise called for upon any exercise of this Warrant. For purposes of this Warrant, the fair market value of a share of Common Stock shall be determined as follows:

                  (a) If the Common Stock is listed on a National Securities Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange or system; or

                  (b) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

                  (c) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

         4. EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations, entitling the Holder or Holders thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, subject to the provisions of Section 7 hereof, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.

         5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

         6. ANTI-DILUTION PROVISIONS.

                  6.1 ADJUSTMENT BASED ON TRADING PRICE. If the average closing bid price (the "Trading Price") of the Common Stock, as reported on the NASDAQ Small-Cap Market, during the three-month period commencing on the 270th day after the Base Date and ending on the 360th day after the Base Date is less than 135% of the then applicable Exercise Price, the Exercise Price shall be reduced to such price as shall equal the Trading Price divided by 1.35.

                  6.2 ADJUSTMENT FOR RECAPITALIZATION. If the Company shall at any time subdivide its outstanding shares of Common Stock (or Other Securities at the time receivable upon the exercise of the Warrant) by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its shareholders, the number of shares of Common Stock subject to this Warrant immediately prior to such subdivision shall be proportionately increased and the Exercise Price shall be proportionately decreased, and if the Company shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of shares of Common Stock or Other Securities subject to this Warrant immediately prior to such combination shall be proportionately decreased and the Exercise Price shall be proportionately increased. Any such adjustments pursuant to this Section 6.2 shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefor.

                  6.3 ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) after the Base Date or in case after such date the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise thereof as provided in
Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.

                  6.4 NO DILUTION. The Company will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, while this Warrant is outstanding, the Company (a) will not permit the par value, if any, of the shares of Common Stock receivable upon the exercise of this Warrant to be above the amount payable therefor upon such exercise and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue or sell fully paid and non-assessable shares of capital stock upon the exercise of this Warrant.

                  6.5 CERTIFICATE AS TO ADJUSTMENTS. In each case of an adjustment in the number of shares of Warrant Stock or Other Securities receivable on the exercise of this Warrant, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate executed by an executive officer of the Company setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company will forthwith mail a copy of each such certificate to the Holder.

                  6.6 NOTICES OF RECORD DATE, ETC. In case:

                      (a) the Company shall take a record of the holders of its Common Stock (or Other Securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

                           (b) of any capital reorganization of the Company,
any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

                           (c) of any voluntary or involuntary dissolution,
liquidation or winding up of the Company,

then, and in each such case, the Company shall mail or cause to be mailed to each Holder of the Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any, is to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least 20 days prior to the date therein specified and the Warrant may be exercised prior to said date during the term of the Warrant.

         7. TRANSFER TO COMPLY WITH THE SECURITIES ACT. Notwithstanding any other provision contained herein, this Warrant and any Warrant Stock or Other Securities may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows: (a) to a person who, in the opinion of counsel to the Company, is a person to whom this Warrant or the Warrant Stock or Other Securities may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 7 with respect to any resale or other disposition of such securities; or (b) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

         8. REDEMPTION. This Warrant is redeemable by the Company, in whole or in part, at any time commencing one year from the Base Date and prior to the Expiration Date on not less than thirty (30) days prior written notice, at a redemption price of $.01 per share issuable upon the exercise of this Warrant, provided that the closing bid price of the Common Stock, as reported on NASDAQ, has exceeded $4.50 for at least twenty (20) consecutive trading days. If the Company shall elect to redeem this Warrant, the Company shall give the Holder notice of redemption by first-class mail, not less than thirty (30) nor more than (60) days prior to the date fixed for redemption, to the Holder's last address as it shall appear upon the Company's books, which notice shall specify the date fixed for redemption. If notice of redemption shall have been given as provided in this Section 8, the right to exercise this Warrant shall terminate at the close of business on the business day preceding the date fixed for redemption, and the Holder of this Warrant shall thereafter be entitled upon surrender of this Warrant only to receive the redemption price thereof, without interest.

         9. LEGEND. Unless the shares of Warrant Stock or Other Securities have been registered under the Securities Act, upon exercise of any of the Warrants and the issuance of any of the shares of Warrant Stock or Other Securities, all certificates representing such securities shall bear on the face thereof substantially the following legend:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of, unless registered pursuant to the provisions of that Act or unless an opinion of counsel to the Corporation is obtained stating that such disposition is in compliance with an available exemption from such registration.

         10. NOTICES. All notices required hereunder shall be in writing and shall be deemed given when telegraphed, delivered personally or within two days after mailing when mailed by certified or registered mail, return receipt requested, to the Company at its principal office, or to the Holder at the address set forth on the record books of the Company, or at such other address of which the Company or the Holder has been advised by notice hereunder.

         11. APPLICABLE LAW. The Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Florida, without giving effect to the choice of law rules thereof.

         12. SUBSCRIPTION AGREEMENT. This Warrant is issued pursuant to the terms of the Preferred Stock Subscription Agreement, dated _______, 1997, between the Company and ________________________.

         IN WITNESS HEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

                                      HI-RISE RECYCLING SYSTEMS, INC.



                                      By: _________________________________
                                          Name:   Donald Engel
                                          Title:  Chairman of the Board and
                                                  Chief Executive Officer

                              WARRANT EXERCISE FORM

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ____________ shares of Common Stock of Hi-Rise Recycling Systems, Inc., a Florida corporation, and hereby makes payment of $____________ in payment therefor.



                                                   ___________________________
                                                   Signature



                                                   ___________________________
                                                   Signature, if jointly held



                                                   ___________________________
                                                   Date


                       INSTRUCTIONS FOR ISSUANCE OF STOCK


(if other than to the registered holder of the within Warrant)

Name_________________________________________________________________________
                  (Please typewrite or print in block letters)

Address______________________________________________________________________

_____________________________________________________________________________

Social Security or
Taxpayer Identification Number_______________________________________________

                                 ASSIGNMENT FORM

FOR VALUE RECEIVED,__________________________________________________________

hereby sells, assigns and transfers unto

Name_________________________________________________________________________
                  (Please typewrite or print in block letters)

the right to purchase Common Stock of Hi-Rise Recycling Systems, Inc., a Florida corporation, represented by this Warrant to the extent of shares as to which such right is exercisable and does hereby irrevocably constitute and appoint______________________________ Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.



DATED:  ____________, 199__.


                                                  ___________________________
                                                  Signature


                                                  ___________________________
                                                  Signature, if jointly held

                                                                 EXHIBIT C

                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT, dated as of _______, 1997 between HL-RISE RECYCLING SYSTEMS, INC., a Florida corporation (the "Company"), and _________________________ (the "Investor").

          1. BACKGROUND. The Company is a party to the Subscription Agreement (the "Subscription Agreement"), dated as of _______, 1997, with the Investor pursuant to which the Investor has subscribed for the purchase of ___ shares of the Company's Series B Convertible Preferred Stock ("Preferred Stock") and a Common Stock Purchase Warrant evidencing the right to purchase shares of the Company's Common Stock (the "Warrant"). This Agreement shall become effective upon the issuance of such Preferred Stock and Warrant to the Investor pursuant to the Subscription Agreement.

          2. REGISTRATION UNDER SECURITIES ACT.

                   2.1. REGISTRATION ON REQUEST.

                   (a) The Company shall prepare and file, and use its best efforts to cause to become effective no later than one year from the date hereof, a registration statement on Form S-3 or, if such form is not then available for use by the Company, on such other appropriate form as is then available for use by the Company, a registration statement, under the Securities Act covering all the Registrable Securities. Notwithstanding the foregoing, the Company shall not be obligated to use its best efforts to file and cause to become effective any registration statement during any period in which any other registration statement pursuant to which shares of Common Stock are to be offered for the account of the Company has been filed and not withdrawn or has been declared effective within the prior 90 days, if the holders of Registrable Securities were offered the opportunity to include all Registrable Securities in such registration statement pursuant to Section 2.2.

                   (b) REGISTRATION STATEMENT FORM. Registrations under this
Section 2.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration (other than an underwritten offering). The Company agrees to include in any such registration statement all information which holders of Registrable Securities being registered shall reasonably request.

                   (c) EXPENSES. The Company will pay all Registration Expenses in connection with the registration required pursuant to this Section 2.1.

                   (d) EFFECTIVE REGISTRATION STATEMENT. The registration required pursuant to this Section 2.1 shall not be deemed to have been effected
(i) unless a registration statement with respect thereto has become effective,
(ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied other than by reason of an act or omission by the holders of Registrable Securities. Notwithstanding anything to the contrary contained in this Agreement, a holder of Registrable Securities shall not be entitled to have any shares of Common Stock included in a Registration Statement if such holder receives an opinion of the Company's counsel, which is reasonably satisfactory to such holder, to the effect that the public offer and sale (without volume limitation) of all the Registrable Securities held by such holder (or into which the Preferred Stock held by such holder is convertible and for which the Warrant is exercisable) does not require registration of such shares under the Act.

                   2.2. PIGGYBACK REGISTRATIONS. Subject to the limitations set forth in this Agreement, if the Company at any time prior to the effective date of the Registration Statement required by Section 2.1 (a) hereof proposes to register any of its securities under the Securities Act (other than for purposes of a "rights" offering or pursuant to a registration on Form S-4 or Form S-8 or any successor or similar form and other than pursuant to Section 2.1), whether or not for sale for its own account, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of the intended method of disposition thereof and of such holders' rights under this Section 2.2. Upon the written request of any such holder made within 10 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, PROVIDED that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the holders of Registrable Securities to have a registration effected under
Section 2.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. A registration effected under this Section 2.2 shall be deemed to have been effected pursuant to Section 2.1 and shall relieve the Company of its obligation to effect the registration required under Section 2.1, only if all holders of Registrable Securities shall have requested and had all Registrable Securities registered thereunder. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2.

         If the securities covered by a registration filed by the Company pursuant to this Section 2.2 (other than those securities held by the holders of Registrable Securities) are to be sold by underwriters in an underwritten public offering, the Company shall use its best efforts to cause the managing underwriter, if any, of a proposed offering to permit the securities owned by the holders of Registrable Securities to be included in the proposed offering on terms and conditions which are customary under industry practice for such underwriter given the existing circumstances; PROVIDED, HOWEVER, that any securities to be sold by the holders of Registrable Securities pursuant to such registration shall be sold or distributed in a manner identical to the manner in which the other securities which are the subject of such registration are sold or distributed. Notwithstanding the foregoing, if any such managing underwriter shall advise the Company in writing that, in its opinion, the distribution of the securities so requested to be included in such registration for the accounts of the holders of Registrable Securities concurrently with the other securities being registered would materially adversely affect the distribution of such securities by the underwriters, the Company shall give notice of such determination to the holders of Registrable Securities and the number of securities proposed to be offered by the Investors and any other persons other than the Company and any demanding security holder pursuant to such registration shall be proportionately reduced to equal a quantity of securities which said managing underwriter shall not consider excessive.

         Whenever any holder of Registrable Securities, upon receiving notice pursuant to this Section 2.2, elects to include any or all of its Registrable Securities in a registration statement in accordance with this Section, or declines to include any of its Registrable Securities in such registration statement, then from and after the filing of such registration statement, if required by any managing underwriter for the offering, such holder shall not be permitted to (and, if requested, shall confirm in writing that it will not) sell or dispose of any Registrable Securities (except by sale thereof to the underwriters pursuant to such registration statement) during a period (the "Black-out Period") commencing upon the filing of such registration statement and ending 180 days (or such lesser number of days as such managing underwriter may deem necessary) from the effective date of such registration statement.

                   2.3. REGISTRATION PROCEDURES. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2, the Company will as expeditiously as possible:

                            (i) prepare and, as soon thereafter as possible, file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective (PROVIDED that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 2.2(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

                            (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for a period of (x) in the case of the registration pursuant to Section 2.1, at least sixteen months, and (y) in the case of a registration pursuant to Section 2.2, 135 days or if earlier, in any case, until such time as all of such securities have been disposed of by the seller or sellers thereof set forth in such registration statement;

                            (iii) furnish to each seller of Registrable
         Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

                            (iv) use its diligent efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                            (v) use its diligent efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                            (vi) in the case of any registration pursuant to
         Section 2.2 for sale in any underwritten offering, furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller (and underwriters, if any) of (x) an opinion of counsel for the Company, dated the effective date of such registration statement (and the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and (y) a "comfort" letter, dated the effective date of such registration statement (and dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such seller or such Requesting Holder, if any, may reasonably request;

                            (vii) notify each seller of Registrable Securities covered by such registration statement and each Requesting Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the time period mentioned in clause
         (ii) of this Section 2.3, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller or Requesting Holder promptly prepare and to such seller or Requesting Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                            (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and attempt in good faith to furnish to each such seller a reasonable period prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

                            (ix) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; and

                            (x) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities is then listed.

The Company may require each seller of Registrable Securities as to which any registration is being effected (A) to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing, and (B) in the case of an underwritten offering, to execute all agreements, indemnities and other documents reasonably required under the terms of the underwriting arrangements. The holders of Registrable Securities agree to convert any shares of Preferred Stock held by them into Common Stock and to exercise any Warrant held by them for Common Stock not later than the time such Common Stock is sold pursuant to the Registration Statement.

         Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (vii) of this
Section 2.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this
Section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the 135 day period referred to in clause
(ii) of Section 2.3 shall be extended by the length of the period from and including the date when each seller of Registrable Securities covered by such registration statement has received such notice to the date on which each such seller shall have received the copies of the supplemented or amended prospectus contemplated by clause (vii) of Section 2.3.

                   2.4.UNDERWRITTEN OFFERINGS.

                   (a) INCIDENTAL UNDERWRITTEN OFFERINGS. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in Section 2.2 and subject to the provisions of Section 2.2(b), arrange for such underwriters to include those Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

                   2.5. PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this

Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, and their counsel, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and, subject to the execution of confidentiality agreements, will give each of the holders such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                   2.6.INDEMNIFICATION.

                   (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any Registrable Securities of the Company under the Securities Act, the Company will, and hereby does, in the case of any registration statement filed pursuant to Section 2.1 or 2.2 indemnify and hold harmless the holder of any Registrable Securities covered by such registration statement, its partners, directors and officers, and each other Person, if any, who controls such holder, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such partner, director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof), arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of any prospectus in light of the circumstances under which they were made, not misleading, and the Company will reimburse such holder and each such partner, director, officer, and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder, specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer or controlling person and shall survive the transfer of such securities by such holder.

                   (b) INDEMNIFICATION BY THE SELLERS. The Company may require, as a condition to including any Registrable Securities in any registration statement, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 2.6) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller.

                   (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                   (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this Section 2.6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

                   (e) INDEMNIFICATION PAYMENTS. The indemnification required by this Section 2.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.


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


          3. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         COMMON STOCK:  The Company's Common Stock, $.01 par value.

         COMMISSION: The Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         COMPANY:  As defined in the introductory paragraph of this Agreement.

         EXCHANGE ACT: The Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such similar Federal statute.

         PERSON: A corporation, an association, a partnership, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

         PREFERRED STOCK:  As defined in Section 1.

         REGISTRABLE SECURITIES: (a) any shares of Common Stock into which shares of Preferred Stock are convertible (even though such shares of Common Stock may not have been issued) or have been converted, (b) any shares of Common Stock issued or issuable upon exercise of the Warrant (even though such shares of Common Stock may not have been issued) or any other Warrant issued to the Investor or to another person(s) in connection with offering of the Preferred Stock contemplated by the Subscription Agreement, and (c) any shares of voting common stock issued or issuable with respect to any such Preferred Stock, Common Stock or Warrant by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have become eligible to be distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act and not subject to any volume limits under such Rule, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (d) they shall have ceased to be outstanding.

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

         REGISTRATION EXPENSES: All expenses incident to the Company's performance of or compliance with Section 2., including, without limitation, all registration, filing and National Association of Securities Dealers fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any "cold comfort" letters required by or incident to such performance and compliance, the fees and disbursements of no more than one counsel retained by the Requisite Holders not to exceed $2,500, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions, brokers fees and transfer taxes, if any, provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

         REQUESTING HOLDER: Any holder of Registrable Securities making a written request pursuant to Sections 2.1 or 2.2.

         REQUISITE HOLDERS: Any holder or holders of at least 50.1% (by number of shares) of the Registrable Securities.

         SECURITIES ACT: The Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal Statute.

         SUBSCRIPTION AGREEMENT:  As defined in Section 1.

         WARRANT:  As defined in Section 1.

          4. RULE 144. The Company will use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will use its best efforts to take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

          5. AMENDMENTS AND WAIVERS. This Agreement may be amended and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Requisite Holders. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

          6. NOMINEES FOR BENEFICIAL OWNERS. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

          7. NOTICES. All communications provided for hereunder shall be sent by first-class mail and (a) if addressed to a party other than the Company, addressed to such party in the manner set forth in the Subscription Agreement, or at such other address as such party shall have furnished to the Company in writing, or (b) if addressed to the Company, at 16255 NW 54th Avenue, Miami, Florida 33014, Attention: President or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding.

          8. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein. Notwithstanding any other provision contained herein, the rights to have the Company register Registrable Securities pursuant to this Agreement may only be assigned: (i) to a holder of Registrable Securities who acquired such Registrable Securities in compliance with the provisions of the Subscription Agreement and all applicable laws; (ii) if the transferor or assignor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable period of time after such assignment; (iii) if the Company is, within a reasonable period of time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned; (iv) if immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws and (v) if at or before the time the Company received the written notice contemplated by clause (iii) of this sentence the transferee agrees to be bound by all of the provisions contained herein and by the restrictions on transfer set forth in the Subscription Agreement.

          9. DESCRIPTIVE HEADINGS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

          10. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Pennsylvania.

          11. COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                                 HI-RISE RECYCLING SYSTEMS, INC.

                                                 By:____________________________


                                                 [INVESTOR]


                                                 By:____________________________


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